UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2006
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Mintflower Place
8 Par-La-Ville Road
Hamilton HM 08
Bermuda
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 296-5550
Not applicable
(Former name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1: FORWARD SALE AGREEMENT
EX-10.2: FORWARD SALE AGREEMENT
EX-10.3: SHARE ISSUANCE AGREEMENT
EX-10.4: UNDERWRITING AGREEMENT

Item 1.01. Entry Into a Material Definitive Agreement.
Forward Equity Transaction
On May 31, 2006, Montpelier Re Holdings Ltd. entered into two equity forward sale agreements under which it is entitled to sell an aggregate of between 9,796,388 and 15,694,800 common shares (or between 11,132,259 and 17,835,000 common shares if the underwriter exercises its over allotment option in full) to an affiliate of Credit Suisse Securities (USA) LLC (the “forward counterparty”), subject to the Company’s right to cash settle or net share settle such agreements.
The forward counterparty is initially selling 6,800,000 common shares (or 7,720,000 common shares if the underwriter exercises its over allotment option in full) in a public offering in order to hedge its position under the forward sale agreements. The forward counterparty will sell 8,894,800 additional common shares (or 10,115,000 common shares if the underwriter exercises its over allotment option in full) in the future from time to time in connection with the forward sale agreements.
Credit Suisse Securities (USA) LLC has been granted an option to purchase additional common shares to cover over-allotments. The common shares to be sold by the forward counterparty will be borrowed from one or more third-party share lenders or will be acquired from the Company pursuant to a share issuance agreement.
The Company will not initially receive any proceeds from the sale of its common shares by the forward counterparty but it will receive proceeds upon any prepayment, and may receive proceeds upon settlement, of the forward sale agreements. The Company will use any proceeds it receives from the forward counterparty upon settlement or any prepayment of the forward sale agreements for general corporate purposes.
In connection with these transactions, we made the following disclosures.
The Forward Sale Agreements
We have entered into two forward sale agreements dated as of May 31, 2006, under which we will sell our common shares to an affiliate of Credit Suisse Securities (USA) LLC, which affiliate we refer to as the forward counterparty.
Each forward sale agreement will be composed of twenty separate components each relating to 388,740 underlying common shares in the case of the first forward sale agreement (441,750 underlying common shares if the underwriter exercises its over-allotment option in full) and 396,000 underlying common shares in the case of the second forward sale agreement (450,000 underlying common shares if the underwriter exercises its over-allotment option in full). Subject to our right to elect cash or net share settlement with respect to all of or a portion of all of the components of any forward sale agreement, or to terminate early, or accelerate settlement of any component of any forward sale agreement, each forward sale agreement will be physically settled, by issuance of the requisite number of our common shares, over a twenty business day period beginning March 8, 2007 (in the case of the first forward sale agreement) and March 6, 2008 (in the case of the second forward sale agreement), in each case subject to adjustment in certain circumstances, with each day in each such period relating to a single component. Upon full physical settlement of any component of a forward sale agreement, we will issue to the forward counterparty a number of common shares equal to:
•	if the volume-weighted average price, calculated excluding some transactions on the relevant date that would not qualify for a regulatory safe harbor relating to issuer repurchase transactions, of our common shares on the valuation date for such component (which will generally be the trading day three business days prior to the settlement date for such component) is less than or equal to $11.75, in the case of the first forward sale agreement, or $11.25, in the case of the second forward sale agreement (which in each case we refer to as the forward floor price for that forward sale agreement), the number of shares underlying such component;

•	if such volume-weighted average price is greater than the relevant forward floor price, but less than $18.465, in the case of the first forward sale agreement, or $18.375 in the case of the second forward sale agreement (which in each case we refer to as the forward cap price for that forward sale agreement), the relevant forward floor price, divided by such volume-weighted average price, multiplied by the number of shares underlying such component; and

•	if such volume-weighted average price is greater than or equal to the relevant forward cap price, (a) in the case of the first forward sale agreement, (x) the relevant forward floor price, plus such volume-weighted average price, minus the relevant forward cap price, divided by (y) such volume-weighted average price, multiplied by (z) the number of shares underlying such component; and (b) in the case of the second forward sale agreement, 61.2245% (which we refer to as the participation percentage and is equal to the forward floor price for the second forward sale agreement, divided by the forward cap price for the second forward sale agreement) of the number of shares underlying such component;

and, assuming we have not previously elected prepayment with respect to such component (or have subsequently repaid such prepayment), the forward counterparty will pay us an amount of cash equal to the forward floor price, multiplied by the number of common shares underlying such component. If we have previously elected prepayment with respect such component (and have not subsequently repaid such prepayment), the forward counterparty will not make any payment to us in respect of the common shares that we issue in settlement of the relevant component (other than any unpaid portion of the par value thereof).
We may elect to net share settle all of or a portion of all of the components of each forward agreement for which we have not previously elected prepayment (or have subsequently repaid such prepayment). For each component of a forward sale agreement that is fully net share settled:
•	if the volume-weighted average price, calculated as described above, of our common shares on the valuation date for such component is less than or equal to the relevant forward floor price, the forward counterparty will deliver to us for repurchase for cancellation, for nominal consideration, subject to applicable law, a number of common shares equal to (x) the relevant forward floor price, minus such volume-weighted average price, divided by (y) such volume-weighted average price, multiplied by (z) the number of shares underlying such component;

•	if such volume-weighted average price is greater than the relevant forward floor price, but less than the relevant forward cap price, no shares will be issued or repurchased for cancellation (as applicable) by either party; and

•	if such volume-weighted average price is greater than or equal to the relevant forward cap price, (a) in the case of the first forward sale agreement, we will issue to the forward counterparty, for payment of the par value thereof, a number of common shares equal to (x) such volume-weighted average price, minus the relevant forward cap price, plus the aggregate par value of the common shares to be delivered, divided by (y) such volume-weighted average price, multiplied by (z) the number of shares underlying such component and (b) in the case of the second forward sale agreement, we will issue to the forward counterparty, for payment of the par value thereof, a number of common shares equal to (x) (i) the participation percentage of the difference of (A) such volume-weighted average price, minus (B) the relevant forward cap price, plus (ii) the aggregate par value of the common shares to be delivered, divided by (y) such volume-weighted average price, multiplied by (z) the number of shares underlying such component.

We may also elect to cash settle all of or a portion of all of the components of each forward agreement. For each component of a forward sale agreement that is fully cash settled, if we have not elected prepayment with respect to such component (or have subsequently repaid such prepayment), we will pay the forward counterparty, or the forward counterparty will pay us, as the case may be, the cash value of the shares that we would have issued to the forward counterparty, or the forward counterparty would have delivered to us for repurchase for cancellation, had we elected net share settlement of such component, determined using the volume-weighted average price described above. For each component of a forward sale agreement that is fully cash settled, if we have elected prepayment with respect to such component (and have not subsequently repaid such prepayment), we will pay the forward counterparty the cash value of the shares that we would have issued to the forward counterparty had we elected physical settlement of such component, determined using that volume-weighted average price.
If we elect for more than one settlement method to apply to all components of a forward sale agreement, in the relevant settlement method election notice, we shall specify, as a number of the aggregate number of common shares underlying such forward sale agreement, the portion of all components thereof to be settled by each settlement method.
We will have the right to elect prepayment with respect to one or more components of each forward agreement if we have not previously elected prepayment, or have subsequently elected repayment, of such component. If we so elect prepayment of a component, the forward counterparty will pay us the present value of the product of the number of shares underlying any such component and the forward floor price for the applicable forward sale agreement. We will also have the right to repay any amounts with respect to which we have elected prepayment (with an appropriate adjustment to reflect the time value of money).
We may terminate one or more components of each forward agreement, in which case we will pay the forward counterparty, or the forward counterparty will pay us, the net value of any such terminated component adjusted to reflect the cost to the forward counterparty of such termination. We may also accelerate the settlement of one or more components of each forward agreement, in which case, we and/or the forward counterparty will make the payments and deliveries described above for the relevant settlement method, subject to an adjustment to reflect the economic impact of such accelerated settlement.
The number of common shares underlying the forward sale agreements may be reduced in the event that the forward counterparty is unable to introduce the full number of shares underlying the forward sale agreements into the public markets

(including as a result of the prospectus being unusable as a result of our possession of undisclosed information, including our earnings). If the number of common shares is so reduced, we would not be entitled to receive the full anticipated proceeds upon physical settlement or prepayment of the forward sale agreements. It is not anticipated that any such reduction would reduce the number of common shares underlying the forward sale agreements (and thus proceeds) below 43.3% of the anticipated number of common shares (or amount of proceeds).
The forward sale agreement will provide for customary anti-dilution adjustments. In addition, if we pay any regular quarterly cash dividend that is greater than or less than $0.075 per share, any non-cash dividend or any cash dividend that is not a regular quarterly dividend, the applicable payment and delivery terms of the forward sale agreements will be adjusted to preserve for the parties the fair value of the forward sale agreements.
The forward sale agreements may be terminated by the forward counterparty upon the occurrence of certain events, including (i) if the forward counterparty is unable to borrow (or acquire from us pursuant to the share issuance agreement) a sufficient number of our common shares to hedge its position under the forward sale agreements, (ii) we are a party to a merger (or similar event) or recapitalization in which holders of our common shares receive cash or property other than equity securities traded on specified exchanges, (iii) a change in law (as such term is defined in the forward sale agreements) occurs or (iv) a nationalization, insolvency, delisting or insolvency filing (as each such term is defined in the forward sale agreements) with respect to us (or our common shares in the case of a delisting) occurs. We expect that the event described in clause (i) of the preceding sentence will not occur so long as the share issuance agreement is outstanding.
The forward sale agreements are filed hereto as Exhibits 10.1 and 10.2.
The Share Issuance Agreement
We have also entered into a share issuance agreement, dated May 31, 2006, with the forward counterparty under which we may issue, for payment of the par value thereof, to the forward counterparty 15,694,800 common shares (17,835,000 common shares if the underwriter exercises its over-allotment option in full), subject to our right to repurchase for cancellation an equal number of our common shares for nominal consideration.
Under the share issuance agreement, the forward counterparty is permitted to use the shares issued to it under such agreement only for settling sales executed under the prospectus supplement or closing out third-party common share borrowings created in the course of forward counterparty’s hedging activities related to its exposure under the forward sale agreements. The forward counterparty has advised us that it intends to offer for sale pursuant to the prospectus supplement all 15,694,800 common shares (17,835,000 common shares if the underwriter exercises its over-allotment option in full), subject to our right to repurchase for cancellation for nominal consideration an equal number of our common shares that we are issuing to it under the share issuance agreement.
Any shares that we issue to the forward counterparty will be issued and outstanding for company law purposes, and accordingly, the holders of such shares will have all of the rights of a holder of our issued and outstanding shares, including the right to vote the shares on all matters submitted to a vote of our shareholders and the right to receive any dividends or other distributions that we may pay or make on our issued and outstanding common shares. However, under the share issuance agreement, the forward counterparty has agreed:
•	to pay to us an amount equal to any cash dividends that are paid on the issued shares, and

•	to pay or deliver to us any other distribution, in liquidation or otherwise, on the issued shares.
We may terminate the share issuance agreement at any time. The forward counterparty may also tender to us for repurchase for cancellation for nominal consideration by us, subject to applicable law, some or all of the shares issued to it under the share issuance agreement at any time. Upon the occurrence of a bankruptcy or similar event with respect to the forward counterparty, the share issuance agreement will automatically terminate, and the forward counterparty will be required to tender to us for repurchase for cancellation all of the shares issued. In addition, if, on any day, we are required to issue our common shares to the forward counterparty pursuant to any of the forward sale agreements, then on the date of such issuance, we shall, subject to applicable law, repurchase for cancellation for nominal consideration from the forward counterparty, and the forward counterparty shall tender to us for repurchase for cancellation, a number of our common shares equal to the number of our common shares so issued pursuant to such forward sale agreement. Upon any termination of the share issuance agreement, the shares issued to the forward counterparty thereunder (or other of our common shares) must, subject to compliance with Bermuda law, be repurchased for cancellation for nominal consideration by us.
Under the share issuance agreement, the forward counterparty has agreed to post and maintain with Credit Suisse Securities (USA) LLC, acting as collateral agent on our behalf, collateral in the form of cash, certain U.S. government securities, certain mortgage-backed securities, certificates of deposit, high-grade commercial paper of U.S. issuers or money market shares with a market value at least equal to the collateral requirement amount at such time as security for the obligation of the forward counterparty to tender the common shares to us for repurchase for cancellation for nominal consideration, subject to applicable law, when required under the terms of the share issuance agreement. The collateral requirement amount at any time will be equal to (1) the aggregate market value of all common shares issued and outstanding under the share issuance agreement at such time, minus (2) the sum of (A) the aggregate prepayment amounts that we could receive in respect of components of the forward sale agreements for which we have not previously elected prepayment (or have subsequently repaid such prepayment), and (B) the excess over zero, if any, that we would be required to pay if the forward sale agreements were cash settled at such time, minus (3) the par value of the issued shares. In certain limited circumstances, primarily if the forward counterparty is prohibited by law or court order from purchasing a number of common shares equal to the number of common shares required to be tendered by the forward counterparty for repurchase for cancellation by us thereunder, we may elect to receive a distribution of the posted collateral in lieu of repurchasing the shares.
In view of the contractual undertakings of the forward counterparty in the share issuance agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the shares under the share issuance agreement, we believe that under accounting principles generally accepted in the United States of America currently in effect, the shares issued thereunder will not be considered outstanding for the purpose of computing and reporting our basic or diluted earnings per share or our fully converted book value per share.
The existence of the share issuance agreement could have the effect of causing the market price of our common shares to be lower over the term of the share issuance agreement than it would have been had we not entered into the agreement.
The share issuance agreement is filed hereto as Exhibit 10.3.
Risk Factors
The number of common shares underlying the forward sale agreements, and thus the proceeds we would receive upon physical settlement or prepayment of the forward sale agreements, may be reduced in certain circumstances.
The number of common shares underlying the forward sale agreements may be reduced in the event that the forward counterparty is unable to introduce the full number of shares underlying the forward sale agreements into the public markets

(including as a result of the prospectus being unusable as a result of our possession of undisclosed information, including our earnings). If the number of common shares is so reduced, we would not be entitled to receive the full anticipated proceeds upon physical settlement or prepayment of the forward sale agreements. It is not anticipated that any such reduction would reduce the number of common shares underlying the forward sale agreements (and thus proceeds) below 43.3% of the anticipated number of common shares (or amount of proceeds).
Item 8.01. Other Events.
A copy of the underwriting agreement relating to the offering of common shares by the forward counterparty is filed hereto as Exhibit 10.4.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
10.1	Forward Sale Agreement, dated May 31, 2006, between Credit Suisse International and the Company.
10.2	Forward Sale Agreement, dated May 31, 2006, between Credit Suisse International and the Company.
10.3	Share Issuance Agreement, dated May 31, 2006, between Credit Suisse International and the Company.
10.4	Underwriting Agreement, dated May 31, 2006, among Credit Suisse International, the Company and Credit Suisse Securities (USA) LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

June 2, 2006	/s/ Jonathan B. Kim

Date	Name: Jonathan B. Kim
Title: General Counsel and Secretary
Index to Exhibits

Exhibit No.	Description
10.1	Forward Sale Agreement, dated May 31, 2006, between Credit Suisse International and the Company.
10.2	Forward Sale Agreement, dated May 31, 2006, between Credit Suisse International and the Company.
10.3	Share Issuance Agreement, dated May 31, 2006, between Credit Suisse International and the Company.
10.4	Underwriting Agreement, dated May 31, 2006, among Credit Suisse International, the Company and Credit Suisse Securities (USA) LLC.